UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 21, 2019
(Date of earliest event reported)
Wabash National Corporation
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-10883	52-1375208

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905	765-771-5310

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ¨
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ¨

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 21, 2019, Wabash National Corporation (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) at which three proposals were submitted to the Company’s stockholders. As of March 22, 2019, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 55,422,504 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 51,797,216 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The three proposals considered at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 5, 2019. The final results for each proposal are set forth below.

Proposal 1.

The Company’s stockholders elected the following seven persons to the Company’s Board of Directors to hold office for a term of one year or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dr. Martin C. Jischke	46,425,733	994,632	10,485	4,366,366
John G. Boss	46,606,390	818,975	5,485	4,366,366
John E. Kunz	46,986,825	438,534	5,491	4,366,366
Larry J. Magee	38,558,375	8,866,884	5,591	4,366,366
Ann D. Murtlow	46,210,046	1,215,099	5,705	4,366,366
Scott K. Sorensen	46,128,129	1,296,431	6,290	4,366,366
Brent L. Yeagy	46,885,122	539,502	6,226	4,366,366

Proposal 2.

The Company’s stockholders approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,313,399	994,938	122,513	4,366,366

Proposal 3.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain
51,310,330	471,035	15,851

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: May 22, 2019	By:	/s/ Jeffery L. Taylor
Jeffery L. Taylor Senior Vice President and Chief Financial Officer

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